                                                                EXHIBIT 10.17(g)



                                    AMENDMENT



         AMENDMENT, dated as of December 29, 1997 (this "Amendment"), between AAMES CAPITAL CORPORATION, a California corporation (the "Borrower"), and PRUDENTIAL SECURITIES CREDIT CORPORATION, a Delaware corporation (the "Lender") to the Interim Loan and Security Agreement, dated as of November 22, 1996, between the Borrower and the Lender (as amended by (i) that certain Amendment, dated as of August 19, 1997, between the Borrower and the Lender, and (ii) that certain Letter of Amendment, dated as of December 12, 1997, between the Borrower and the Lender and as modified by that certain (i) Notice of Extension of Agreement No. 1, dated May 15, 1997 with effect as of March 31, 1997, (ii) Notice of Extension of Agreement No. 2, dated as of September 26, 1997, and
(iii) Notice of Extension of Agreement No. 3, dated as of December 29, 1997, and as otherwise amended, supplemented or otherwise modified prior to the date hereof, the "Agreement").

                                    RECITALS

         The Borrower has requested the Lender to agree to amend certain provisions of the Agreement as set forth in this Amendment. The Lender is willing to agree to such amendments, but only on the terms and subject to the conditions set forth in this Amendment.

         NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Borrower and the Lender hereby agree as follows:

         1. Defined Terms. Unless otherwise defined herein, terms defined in the Agreement are used herein as therein defined.

         2. Amendments. (a) Subsection 5(a)(iv) of the Agreement is hereby amended by deleting the date "September 30, 1996" set forth therein and substituting in lieu thereof the date "September 30, 1997";

         (b) Subsection 5(a)(vii) of the Agreement is hereby amended by deleting the date "September 30, 1996" set forth therein and substituting in lieu thereof the date "June 30, 1997";

         (c) The Agreement is hereby amended by deleting subsection 7(f) and substituting in lieu thereof a new subsection 7(f) to read in its entirety as follows:

                  "(f) Notices. The Borrower will notify the Lender promptly, in reasonable detail and in accordance with Section 21 of this Agreement,
         (i) of any lien or security interest (other than security interests created hereby) on, or claim asserted against, any of the Collateral,
         (ii) of the occurrence of any other event which could reasonably be expected to have a material adverse effect on the aggregate market value of the Collateral or on the security interests created hereunder,
         (iii) of the existence of circumstances requiring the Borrower, or permitting the Lender to require the Borrower, to prepay the Advances pursuant to Section 2(l), Section 8(b) or Section 12 hereof, (iv) of any amendments or waivers to the covenants applicable to the Guarantor under that certain Indenture of Trust, dated as of February 1, 1995 (as amended from time to time, the "10.50% Senior Note Indenture"), between the Guarantor and Bankers Trust Company of California, N.A., as trustee, and relating to the issuance by the Guarantor of $23,000,000 of 10.50% Senior Notes due 2002 (the "10.50% Senior Notes"), and (v) of any amendments or waivers to the covenants applicable to the Guarantor under those certain Indenture and First Supplemental Indenture, each dated as of October 21, 1996 (together with the 10.50% Senior Note Indenture and as amended from time to time, the "Aames Note Indentures"), between the Guarantor and The Chase Manhattan Bank, as trustee, and relating to the issuance by the Guarantor of $150,000,000 of 9.125% Senior Notes due 2003 (together with the 10.50% Senior Notes, the "Senior Notes").";

                  (d) The Agreement is hereby amended by deleting subsection 7(i) and substituting in lieu thereof a new subsection 7(i) to read in its entirety as follows:

                           "(i) Line of Credit. The Borrower shall maintain in
                  full force and effect the Amended and Restated Mortgage Loan Warehousing Agreement, dated as of January 15, 1997, among the Borrower, the Guarantor, the lenders from time to time parties thereto and NationsBank of Texas, N.A., as administrative agent (the "NationsBank Credit Agreement"), providing for a credit commitment of not less than $350,000,000 (or a substitute bank credit line with such lenders, providing for a credit commitment of not less than $350,000,000 and upon such terms as shall be satisfactory to the Lender) (the NationsBank Credit Agreement or such substitute credit agreement being referred to herein as the "Bank Credit Agreement"), and the Borrower shall not consent to any amendment, supplement or modification to the Bank Credit Agreement which would have a material adverse effect on the Lender's rights and remedies hereunder or under the Intercreditor Agreement, without the prior written consent of the Lender.";

                  (e) Section 12 of the Agreement is hereby amended by deleting the number "five (5)" set forth therein and substituting in lieu thereof the number "ten (10)";

                  (f) Subsection 13(j) of the Agreement is hereby amended by deleting the words "Aames Note Indenture" set forth therein and substituting in lieu thereof the words "Aames Note Indentures"; and

                  (g) Section 22 of the Agreement is hereby amended by deleting the words "Aames Note Indenture" set forth therein and substituting in lieu thereof the words "Aames Note Indentures".

         3. Effectiveness. This Amendment shall become effective upon receipt by the Lender of evidence satisfactory to the Lender that this Amendment has been executed and delivered by the Borrower and the Guarantor. In addition, it shall be a condition subsequent to effectiveness of this Amendment that the Agent shall have received, within 7 days following the date hereof, an opinion of counsel to the Borrower, substantially in the form of Exhibit A hereto.

         4. Representations and Warranties. To induce the Lender to enter into this Amendment, the Borrower hereby represents and warrants to the Lender that, after giving effect to the amendment provided for herein, the representations and warranties contained in the Agreement, the Custodial Agreement and the Guarantee will be true and correct in all material respects as if made on and as of the date hereof and that no Default or Event of Default will have occurred and be continuing.

         5. No Other Amendments. Except as expressly amended hereby, the Agreement, the Secured Note, the Custodial Agreement and the Guarantee shall remain in full force and effect in accordance with their respective terms, without any waiver, amendment or modification of any provision thereof.

         6. Counterparts. This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

         7. Expenses. The Borrower agrees to pay and reimburse the Lender for all of the out-of-pocket costs and expenses incurred by the Lender in connection with the preparation, execution and delivery of this Amendment, including, without limitation, the reasonable fees and disbursements of Cadwalader, Wickersham & Taft, counsel to the Lender.

         8. Applicable Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

                            [SIGNATURE PAGES FOLLOW]

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the day and year first above written.




                                       AAMES CAPITAL CORPORATION




                                       By: /s/ Mark E. Elbaum
                                         --------------------------
                                           Title:




                                       PRUDENTIAL SECURITIES CREDIT CORPORATION




                                       By: /s/ Jeffrey K. French
                                         --------------------------
                                           Title:

         The undersigned Guarantor hereby consents and agrees to the foregoing
Amendment:




                                       AAMES FINANCIAL CORPORATION




                                       By: /s/ Mark E. Elbaum
                                         --------------------------
                                           Title:

                                                                       EXHIBIT A


            [LETTERHEAD OF COUNSEL TO THE BORROWER AND THE GUARANTOR]




                                December __, 1997






Prudential Securities Credit Corporation
One New York Plaza
New York, New York  10292-2012

Gentlemen:

                  I am counsel to Aames Capital Corporation, a California corporation (the "Borrower"), and Aames Financial Corporation, a Delaware corporation (the "Guarantor"), and have acted as such in connection with the execution and delivery of the following documents:

                  (i) the Interim Loan and Security Agreement, dated as of November 22, 1996 (the "Original Interim Loan Agreement"), between Prudential Securities Credit Corporation (the "Lender") and the Borrower;

                  (ii) the Secured Note (the "Original Note") dated November 22, 1996, made by the Borrower in favor of the Lender, the Endorsement, dated March 31, 1997, to the Secured Note ("Endorsement No. 1"); the Endorsement, dated December 12, 1997, to the Secured Note ("Endorsement No. 2"; the Original Note, as amended by Endorsement No. 1 and Endorsement No. 2 is referred to as the "Note");

                  (iii) the Custodial Agreement, dated as of November 22, 1996, (the "Custodial Agreement"), among the Borrower, the Lender and Bankers Trust Company of California, N.A. (the "Custodian");

                  (iv) the Intercreditor and Joint Shipment Agreement, dated as of November 22, 1996 (the "Intercreditor Agreement"), among NationsBank of Texas, N.A. and the Custodian, as joint custodians, the Lender and the Borrower;

                  (v) the Guarantee, dated as of November 22, 1996 (the "Guarantee"), made by the Guarantor in favor of the Lender;

                  (vi) the Notice of Extension of Agreement No. 1, dated May 15, 1997 with effect as of March 31, 1997 ("Notice of Extension No. 1"), between the Borrower and the Lender, the Notice of Extension of Agreement No. 2, dated September 26, 1997

         ("Notice of Extension No. 2"), between the Borrower and the Lenderand the Notice of Extension of Agreement No. 3, dated as of December ___, 1997 ("Notice of Extension No. 3"; together with Notice of Extension No. 1 and Notice of Extension No. 2, the "Notices of Extension"), between the Borrower and the Lender; and

                  (vii) the Amendment, dated as of August 19, 1997 (the "First Amendment"), between the Borrower and the Lender, the Letter of Amendment, dated as of December 12, 1997 (the "Letter of Amendment"), between the Borrower and the Lender, and the Amendment, dated as of December ___, 1997 (the "Third Amendment" and, together with the First Amendment and the Letter of Amendment, the "Amendments"; the Original Interim Loan Agreement, as amended by the Notices of Extension and the Amendments, is referred to as the "Interim Loan Agreement"), between the Borrower and the Lender.

                  This opinion is being delivered to you pursuant to Section 3(b) of the Third Amendment. Capitalized terms used herein and not defined herein shall have the meanings assigned to them in the Interim Loan Agreement.

                  I have examined executed copies of the Interim Loan Agreement, the Note, the Intercreditor Agreement, the Custodial Agreement, the Guarantee, the Notices of Extension and the Amendments. I have also examined originals or photostatic or certified copies of all such corporate records of the Borrower, and such certificates of public officials, certificates of corporate officers, and other documents, as I have deemed appropriate and necessary as a basis for the opinions hereinafter expressed. In making my examination and rendering the opinions hereinafter expressed I have assumed that each party to each of the Interim Loan Agreement, the Intercreditor Agreement, and the Custodial Agreement (other than the Borrower) has the corporate power to enter into and perform all of its obligations thereunder, (ii) the due authorization, execution and delivery of each of the Interim Loan Agreement, the Intercreditor Agreement and the Custodial Agreement by the parties thereto (other than the Borrower) and
(iii) the validity and binding effect on the parties thereto (other than the Borrower) of each of the Interim Loan Agreement, the Intercreditor Agreement and the Custodial Agreement.

                  The opinions expressed below with respect to enforceability are subject to the following additional qualifications:

                  (a) The effect of bankruptcy, insolvency, reorganization, moratorium, receivership, or other similar laws of general applicability relating to or affecting creditors' rights generally in the event of bankruptcy, insolvency, reorganization, moratorium or receivership.

                  (b) The application of general principles of equity, including, but not limited to, the right of specific performance (regardless of whether enforceability is considered in a proceeding in equity or at law).

                  Based upon the foregoing, I am of the opinion that:

                  1. The Borrower is a corporation duly organized, validly existing and in good standing under the laws of the State of California.

                  2. The Borrower has the corporate power and legal right to execute and deliver the Third Amendment, to borrow under the Interim Loan Agreement, as amended by the Amendments, and the Note, and to grant liens under the Interim Loan Agreement, and has taken all necessary corporate action to authorize such borrowing and such granting of liens upon the terms and conditions of the Interim Loan Agreement, and to authorize the execution and delivery of the Third Amendment. The Borrower is duly licensed as a licensee or is otherwise qualified in each state in which its ownership of property or the conduct of its business requires such licensure or qualification and where failure to be so licensed or qualified would have a material adverse effect on the business of the Borrower, on the Collateral, on the ability of the Borrower to pay or perform the Secured Obligations or on the rights and remedies of the Lender under the Interim Loan Agreement, the Note, the Custodial Agreement, the Intercreditor Agreement or the Guarantee, and the Borrower is, to our knowledge, in compliance in all material respects with each such state's applicable statutes, laws, rules and regulations. No consent of any other Person (including, without limitation, stockholders of the Borrower), and no consent, license, permit, approval or authorization of, or registration or declaration with, any governmental authority, bureau of agency is required connection with the execution and delivery of the Third Amendment or the enforceability of each of the Interim Loan Agreement, and the Note.

                  3. Each of the Interim Loan Agreement, the Note, the Intercreditor Agreement and the Custodial Agreement constitutes the legal, valid, and binding obligation of the Borrower enforceable against the Borrower in accordance with its respective terms.

                  4. The Guarantee constitutes the legal, valid, and binding obligation of the Guarantor enforceable against the Guarantor in accordance with its terms.

                  5. The execution and delivery of the Third Amendment and the performance of each of the Interim Loan Agreement, and the Note will not violate any provision of any existing Federal laws or the laws of the State of California or of the charter or by-laws of the Borrower or of any mortgage, indenture, contract or other undertaking to which, to the best of my knowledge (after due inquiry), the Borrower is a party or which is binding upon it or its assets, and, to the best of my knowledge (after due inquiry), will not result in the creation or imposition of any lien, charge or encumbrance on any of its assets pursuant to the provisions of any of the foregoing.

                  6. No litigation or administrative proceeding of or before any governmental authority or court is currently pending, or, to the best of my knowledge (after due inquiry), threatened, against the Borrower or its assets, the liability with respect to which is likely to be material to the financial position or results of operations of the Borrower.

                  7. Assuming that the Lender acquired the promissory notes (the "Mortgage Notes") evidencing the Mortgage Loans for value, the Interim Loan Agreement creates in favor of the Lender a security interest under the Uniform Commercial Code (the "UCC") as currently in effect in New York in all rights of the Borrower in the Mortgage Notes. Provided that on the date hereof (i) the Custodian has acquired and maintains continuous possession of the Mortgage Notes within the State of California and (ii) the Custodian is acting on behalf of the Lender in accordance with the terms of the Custodial Agreement and no other agreements or understandings, written or oral, govern the relationship between the Custodian and the Lender, then, the security interest in the Mortgage Notes granted by the Borrower to the Lender will be, on the date of possession of the Mortgage Notes by the Custodian, perfected and prior to any other security interest which can be perfected under the Uniform Commercial Code as currently in effect in California.

                  I am admitted to practice law in the State of California, and the foregoing opinions are limited to the Federal laws of the United States, the Delaware General Corporation Law and the laws of the State of California. I note that the Interim Loan Agreement, the Note, the Custodial Agreement and the Guarantee are governed by the law of the State of New York and, with your consent, I have assumed for purposes of Paragraphs 3, 4 and the first sentence of Paragraph 11 of this opinion that the law of the State of New York is identical to the law of the State of California.

                                Sincerely yours,